      HSBC Mutual Funds Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
      HSBC Asset Management Americas Inc.
--------------------------------------------------------------------------------

      Growth and Income Fund
     ------------------------------------------------------------------

January 29, 1999

Dear Shareholder:

For the fourth consecutive year U.S. stocks as measured by the S&P 500 Index/1/ generated an annual gain in excess of 20% in 1998, despite the "too-brief-to-qualify-as-a-true-bear-market" 20% peak-to-trough correction during six weeks in mid-summer. For the year, the market rose 28.6% on a U.S. dollar, total return basis. Several very serious threats to both the domestic economy and stock market arose during the year including: 1) global economic uncertainty exacerbated by Russia's mid-year default, 2) political scandal which ultimately led to President Clinton's impeachment, 3) a decline in U.S. corporate earnings growth to a low single-digit rate, 4) a dramatic and arguably unhealthy drop in oil prices and 5) the near collapse of one of the best known U.S. hedge funds. However, the heady brew of a budget surplus, non-existent inflation, a strong domestic economy, falling rates and a weaker dollar in the second half of the year allowed the U.S. market to fight off these threats and move ahead to record highs.

The pace of U.S. economic growth remained remarkably brisk in 1998, with gross domestic product (GDP) rising 5.5% in the first quarter, 1.8% in the second, 3.7% in the third and 5.6% in the final quarter of the year. This eight years old expansion is already the longest in peacetime history. Consumer spending, which accounts for two-thirds of U.S. economic activity helped to offset the drag of Asia's economic crises on heavy industry during the year as personal consumption expenditures rose at over 6% in the first half of the year and only slowed slightly later in the year. The U.S. consumer benefited from extremely low unemployment (close to a 28-year low at this writing), gains in real wages and salaries, low interest and mortgage rates which led to torrid refinancing activity, and the drop in oil prices. Taken together these factors drove Consumer Confidence to record highs and translated into strong retail sales. However, global pricing pressures kept inflation in check, with the Consumer Price Index rising a mere 1.6% rise for 1998, below 1997 and at the lowest level since 1986.

Corporate (S&P 500) earnings were under pressure during the year, notably in the commodity-based sectors where pricing was particularly weak, as well as in the manufacturing sector, hit by the slowdown in exports and capital spending. Results from the financial services and banks were dampened by losses related to emerging markets--notably the Russian debt default, hedge funds, a fall off in the syndicate [deal] calendar and a fairly flat yield curve for most of the year. The General Motors strike also negatively impacted results. However, in aggregate S&P 500 component companies managed to eke out small gains in 1998, buoyed by strong results at retailers and pharmaceutical companies. While earnings growth slowed, interest rates fell, supporting equity market valuations. The Treasury curve shifted downward with yields falling across all maturities but most significantly in the intermediate sector.

Supply/demand was generally positive with demand running at a record pace in the first half but slower in the third quarter during and after the market's correction. It is estimated that $165 billion flowed into all stock funds in 1998, down from a record $231 billion in 1997, yet a strong absolute number. International stock funds took in a mere $10 billion in 1998 versus $38 billion in all of 1997, which did impact the total equity fund flows. Preliminary indications for the final two months of the year pointed to a rebound in flows, although remaining below year-ago
------
/1/ The Standard & Poor's 500 Index is a widely accepted unmanaged index of overall stock market performance.

levels. Supply also weakened later in the year, allowing the modest inflows to move into existing securities rather then to be siphoned off by the new issue market. Finally, merger and acquisition activity remained robust with the biggest single day in merger history recorded on November 23, 1998, with ten transactions larger than $1 billion announced. For the year it is estimated that U.S. merger and acquisition volume was up 78% in dollar terms.

Technology stocks reigned in 1998, up over 70% for the year, driven by the internet and related stocks as well as the recovery in semiconductor prices. Communication stocks came in a distant second, albeit returning nearly 50%, and the Healthcare stocks returned nearly 40% for the year. The commodity based sectors performed poorly as energy and commodity prices continued to decline, and both earnings and share prices were under pressure. Transportation stocks also were negatively impacted despite the benefit of lower fuel costs, with rails hurt by ongoing merger integration pains, and airlines by labor actions and capacity concerns. One outstanding feature of the market in 1998 was the narrowness of leadership, and the domination of large capitalization growth issues, with only 2% of the S&P 500 accounting for 43% of the Index's gain. More evidence of this trend was the average decline posted by the Wilshire 5000/2/ stock if the top 250 largest cap issues are removed from this Index. This dichotomy between the performance of the average stock versus the gains posted by the large cap "darlings" (Lucent, Cisco, Walmart, GE, Microsoft, Worldcom, IBM, Dell and Pfizer specifically) factored significantly in the lagging results of active managers with only 10% outpacing the S&P 500 in 1998.

Outlook

It appears increasingly unlikely that the U.S. economy will fall into recession in 1999 as economic growth remains healthy driven by the strong consumer. Low and fairly stable interest rates, meager inflation including very low oil prices, low unemployment, rising salaries and wages and high levels of Consumer Confidence lend credence to this view. Clearly the Federal Reserve has signaled via an accommodative stance, that it will work to keep domestic momentum going, in essence inoculating the U.S. economy from any global ills. Given the current extremely low inflation rate, the Fed has room to reduce rates further if signs of slowing arise. We are anticipating above trendline GDP growth for 1999--in the 2.5% with the caveat that if we are wrong, economic growth will probably be stronger, rather than weaker, than our forecast.

With this type of positive economic backdrop, plus no budget deficit and no inflation, we believe the environment remains quite equity friendly for the year ahead. On the earnings front, we expect modest profit growth in 1999, helped in part by the lack of the "drags" that occurred in 1998, such as the GM strike, large charge-offs by financial service companies, a stronger dollar (year-over-year), technology price weakness, notably in the semiconductor industry, and dramatic drop in the price of oil. In addition, productivity enhancements in the wake the Y2K-related technology spending should allow profit margins to continue to improve. Finally, while we cannot assume any significant improvement in demand from the emerging markets or Japan, we feel that a unified Europe should help the U.S.-based multinationals, providing a more stable single currency, a low inflation/low interest rate environment overseen by a vigilant European Central Bank.

The supply/demand scenario for equities also remains positive, in part helped by demographic trends. Americans, notably that rapidly growing segment of the population now entering middle age, have taken an increasingly large part in planning for their retirement and their childrens' education. In part this is due to the recognition of the paucity of Social Security benefits as well as the general trend by employers and the government to let the individual take a greater interest in these benefits via defined contribution rather than defined benefit plans.
--------
/2/ The Wilshire 5000 Equity Index is a widely accepted unmanaged index which measures the performance of all U.S. headquartered equity readily available price data.

Valuation is the most challenging aspect of the U.S. market forecast as stocks are currently selling at high absolute levels on a price/earnings, price/book and price/cash flow basis and low absolute levels of dividend yield and payout ratios. However, when one considers the returns on equity and capital achieved by U.S. companies versus their international brethren as well as the low levels of domestic interest rates and inflation, these valuations appear more rational. Further, we would suggest that the dividend yield and payout ratio are no longer appropriate valuation measurements as the market, most notably the S&P 500 Index, favors growth companies as evidenced by the dramatic increase in the sector weighting of Technology over the past several years.

In summary, we believe an equity friendly economic backdrop in combination with modest earnings growth with little multiple expansion should be enough to drive the U.S. equity market to new highs in the year ahead.

HSBC Growth and Income Fund

During 1998, the HSBC Growth and Income Fund gained 26.97% on a net-of-expenses basis. This compared to a S&P 500 return of 28.58% but a Lipper Growth and Income Index gain of only 13.58% as active managers continued to lag the composite.

For most of 1998, the fund was positioned towards large capitalization, domestic growth--notably through overweighted positions in Technology and Consumer Cyclicals--and away from the commodity oriented sectors such as Energy and Basic Materials where global pricing pressures continued to depress earnings. This positioning reflected our economic forecast of a strong consumer driving domestic growth, while weak global demand impacted manufacturing and deep (commodity) cyclicals. During the final calendar quarter of the year we reduced our Utilities overweighting to a neutral position, and added a bit to Healthcare and to regional banks with the proceeds.

In aggregate sector weighting decisions made a positive contribution to relative results, with the largest benefits derived by the significant underweights in both Basic Materials and Energy, as the sectors performed poorly during the year versus the 28%+ gain for the market. Overweights in the strong Consumer Cyclicals, Technology and Communications Services sectors also augmented results. Conversely, an overweight in the poor performing Utility stocks through the first three quarters of the year hurt returns. In terms of stock selection, Consumer Staples, Technology and Capital Goods posted the best relative performance, with Energy, Utilities and Healthcare weak.

Given our belief that we will likely see more of the same in 1999--a strong consumer driving the domestic economy as well as decent levels capital spending on technology especially in the first half of the year--we have maintained a tilt towards growth in equity portfolios. In particular, we prefer those companies and industries which provide high value-added or proprietary products (Technology and Healthcare) and those service companies catering to the strong consumer such as retailers within the Consumer Cyclicals sector. Given ongoing concerns as to global demand and the export picture, we are remaining underweighted in the commodity cyclicals and Capital Goods stocks.

Sincerely,
                                                               /s/ Fred Lutcher
Fred Lutcher
Managing Director, U.S. Equities

--------
The views expressed in this report reflect those of the portfolio manager through the end of the period covered by the report as stated on the cover. The manager's views are subject to change at any time based on the market and other conditions. Past performance is no guarantee of future results.

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                   GROWTH AND INCOME FUND VS. S&P 500 INDEX
                              Graph Appears Here


--------------------------------------------------------------------
                    Average Annual Total Return
--------------------------------------------------------------------
                         1 Year         5 Year          10 Year
--------------------------------------------------------------------
   Offering Price(1)     20.64%         18.54%          16.07%
   NAV(2)                26.97%         19.76%          16.67%
--------------------------------------------------------------------


--------------------------------------------------------------------------------
              WITHOUT MAXIMUM     WITH MAXIMUM                  LIPPER GROWTH &
               SALES CHARGE       SALES CHARGE     S&P 500     INCOME FUND INDEX
--------------------------------------------------------------------------------
 DEC 1988          10000              9500           10000           10000
--------------------------------------------------------------------------------
 DEC 1989       12555.82          11928.03           13149           12374
--------------------------------------------------------------------------------
 DEC 1990       12001.88          11401.79           12732           11632
--------------------------------------------------------------------------------
 DEC 1991       15833.26           15041.6           16621           14860
--------------------------------------------------------------------------------
 DEC 1992        17058.9          16205.95           17896           16292
--------------------------------------------------------------------------------
 DEC 1993       18973.79           18025.1           19684           18675
--------------------------------------------------------------------------------
 DEC 1994       18410.59          17490.06           19941           18597
--------------------------------------------------------------------------------
 DEC 1995       24506.91          23281.57           27405           24395
--------------------------------------------------------------------------------
 DEC 1996        28894.7          27449.96           33729           29438
--------------------------------------------------------------------------------
 DEC 1997       36817.51          34976.63           44982           37350
--------------------------------------------------------------------------------
 DEC 1998       46745.09          44407.83           57838           42423
--------------------------------------------------------------------------------

Past performance is not predictive of future performance. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) Includes the maximum sales charge of 5.00%
(2) Excludes the maximum sales charge of 5.00%

The above illustration compares a $10,000 investment in the Growth and Income Fund on January 1, 1989 to a $10,000 investment in the Standard & Poor's 500 Index and the Lipper Growth and Income Fund Index on that date. All dividends and capital gain distributions are reinvested.

The Fund's performance takes into account all applicable fees and expenses and would have been lower had certain expenses not been reduced. The Standard & Poor's 500 Index is a widely accepted unmanaged index of overall stock market performance and does not take into account charges, fees and other expenses.

The Lipper Growth and Income Fund Index is an index based on the thirty largest growth and income mutual funds (equally weighted) tracked by Lipper Analytical Services Incorporated.

 HSBC Fixed Income Fund
--------------------------------------------------------------------------------
It has been a fascinating year in the fixed income markets. Global events such as the crisis in Asia and default in Russia had a significant impact on the U.S. bond market. The fundamental implications of global deflationary forces continued to drive interest rates lower. It was however the actions of highly leveraged hedge funds such as Long Term Capital Markets that really put fear into the hearts of investors. Their large esoteric bets went horribly wrong in the wake of the Russian default. This threatened the stability of the world financial system with the risk of a domino effect of counter-party defaults.
The result of this scare was a new found appreciation for liquidity and credit quality.

The total returns for the major sectors of the investment grade bond market were positively correlated with their credit quality. On a duration adjusted basis Treasuries were the best performing sector followed by Agencies, Mortgages and Corporates respectively. This was the worst relative performance for each of the spread sectors in several years. The theme of reaching for yield had been successful for most of the 1990's but last year marked a significant departure and clearly punished any sacrifices in credit quality.

The fund returned 8.33% for the year on a net basis compared to 8.69% for the Lehman Aggregate Bond Index/1/, a proxy for the investment grade market. In general our positive fundamental outlook had us correctly positioned with in terms of duration for most of the year and this added value. Our sector positioning, though, hurt our relative performance due to an overweight in Corporate securities, the worst performing sector. Fortunately our focus on better credits led to better performance than many of our peers. According to Lipper Analytical Services the fund was ranked in the top third of its category returning 83 basis points more than the peer group average for the year.

Sincerely,

/s/ James Lark

James Lark
Director, Fixed Income

-------
/1/ The Lehman Aggregate Bond Index is composed of the Lehman
Government/Corporate Index and the Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities.

The views expressed in this report reflect those of the portfolio manager through the end of the period covered by the report as stated on the cover. The manager's views are subject to change at any time based on the market and other conditions. Past performance is no guarantee of future results.

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
               FIXED INCOME FUND VS. LEHMAN AGGREGATE BOND INDEX



--------------------------------------------------------------------
                    Average Annual Total Return
--------------------------------------------------------------------
                                                       Inception
                         1 Year         5 Year         (1/15/93)
--------------------------------------------------------------------
   Offering Price(1)     3.23%          5.55%           6.10%
   NAV(2)                8.33%          6.59%           6.97%
--------------------------------------------------------------------


----------------------------------------------------------------------
              WITHOUT MAXIMUM     WITH MAXIMUM     LEHMAN AGGREGATE
               SALES CHARGE       SALES CHARGE        BOND INDEX
----------------------------------------------------------------------
 JAN 1993          10000              9525               10000
----------------------------------------------------------------------
 DEC 1993       10859.26          10324.12               10870
----------------------------------------------------------------------
 DEC 1994       10653.11          10145.78               10554
----------------------------------------------------------------------
 DEC 1995        12435.3          11842.97               12504
----------------------------------------------------------------------
 DEC 1996       12698.17          12093.29               12956
----------------------------------------------------------------------
 DEC 1997       13792.85          13135.86               14206
----------------------------------------------------------------------
 DEC 1998       14942.13          14230.23               15443
----------------------------------------------------------------------

Past performance is not predictive of future performance. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) Includes the maximum sales charge of 4.75%
(2) Excludes the maximum sales charge of 4.75%

The above illustration compares a $10,000 investment in the Fixed Income Fund on January 15, 1993 (date of inception), to a $10,000 investment in the Lehman Aggregate Bond Index on that date. All dividends and capital gain distributions are reinvested.

The Fund's performance takes into account all applicable fees and expenses and would have been lower had certain expenses not been reduced. The Lehman Aggregate Bond Index is a widely accepted unmanaged index of overall government corporate/mortgage bond market performance and does not take into account charges, fees and other expenses.

 HSBC New York Tax-Free Bond Fund
--------------------------------------------------------------------------------

During 1998 municipals underperformed taxables on a pretax total return basis. The one year total return on the Lehman Municipal Bond Index was 6.48%. By comparison the Lehman Aggregate Index posted a one year return of 8.69%. This reflected the fact that yields across the municipal yield curve declined by approximately 40 basis points on 2 year bonds, 20 basis points on ten year bonds, and 1 basis point on thirty year bonds. Comparatively, yields along the treasury curve declined by 111 basis points on two year bonds, 109 basis points on ten year bonds and 82 basis points on thirty year bonds.

The Fund's total return for the year was 5.99%. The fund outperformed the average of Lipper's New York Municipal Debt Funds which stood at 5.64%. The 35 basis points of outperformance represented the result of being long duration during key rallying points in the market as well as relative value trading over the course of the year. As of December 31, 1998 the Fund's duration which takes into account interim principal and income payments as well as maturity levels was 7.05 years which represented a 15% longer duration positioning than the Lehman NYS (New York State) Exempt Index/1/ and an overall constructive view of the fixed income markets. The average maturity of the fund was 10.44 years. In terms of sector diversification the largest sectors consisted of general obligations (28.0%), higher education (16.7%), and medical revenue (15.8%).

New York outperformed the rest of the municipal market by 40 basis points as reflected by the total return of the Lehman NYS Exempt Index. This came about as lower rated credits (which New York is more heavily weighted in relative to the municipal universe) within the investment grade spectrum continued to outperform higher rated credits. For the year the Lehman NYS Exempt Index returned 6.88%. Given the strong performance of New York State and its local credits, we believe that the recent financial improvement is at its peak. We believe that the drastic compression in credit spreads despite the continuing underlying structural weakness in many state and local government fiscal profiles provides us the opportunity to upgrade the overall quality of the portfolio with a minimal give up in yield.

The municipal market's relative underperformance is due in part to muted retail participation as a result of sticker shock in response to lower yields in addition to reduced cash inflows into bond funds. Also, 1998 marked the second largest year of new issue supply. In addition, the natural lag which municipals tend to encounter when treasury prices decline caused municipal/treasury yield ratios to improve. Going forward we look for munis to keep pace with treasuries. We have taken on a long duration position of 115% of benchmark as a reflection of a constructive bias in our fixed income outlook for the first quarter of 1999. In the event of a grind towards lower rates we expect municipals to track treasuries in the intermediate portion of the curve and lag slightly on the longer end of the curve. Therefore we will be overweighing the intermediate (5-10 year bonds) portion of the curve going forward in anticipation of a steeper municipal yield curve. We continue to favor higher rated credits within the investment grade spectrum. The municipal credit curve continued to flatten even as other fixed income products widened dramatically over the course of the year. With the spread between Baa and insured paper as tight as 15-20 basis points we do not feel that credit risk is adequately compensated and as such we will favor an overweight in natural AAA and insured AAA bonds with an underweight in A and lower rated credits.

Once again the credit outlook continued to improve throughout the state. This was a strong reason why the New York market outperformed the national market as a whole for the year as measured by the returns of the Lehman
-------
/1/ The Lehman New York State Exempt Index is a broad based, total return index which is comprised of 8,000 actual bonds issued in the State of New York.

NYS Exempt Index versus the Lehman Municipal Bond Index (6.88% versus 6.48%). Surpluses in the state's general fund led to an upgrade in the credit rating of the state by the credit agencies of both New York State general obligation debt as well as appropriation debt. Once again New York City debt turned in strong performance as its economic condition continued to improve while the city recorded back to back years of surpluses. Going forward the credit issue within the state will be whether the surplus will be spent in a prudent and fiscally conservative manner or whether the coming gubernatorial elections bring increased spending. In terms of New York City the issue will be one of sustainability and the relative lack of diversification of revenues as the financial services industry continues to be the source of approximately 25% of the City's earnings.

Sincerely,
/s/ Jerry Samet

Jerry Samet
Municipal Portfolio Manager

--------
The views expressed in this report reflect those of the portfolio manager through the end of the period covered by the report as stated on the cover. The manager's views are subject to change at any time based on the market and other conditions. Past performance is no guarantee of future results.

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN NEW YORK TAX-FREE BOND FUND VS. LEHMAN MUNICIPAL BOND INDEX



--------------------------------------------------------------------
                    Average Annual Total Return
--------------------------------------------------------------------
                                                       Inception
                         1 Year         5 Year         (3/21/89)
--------------------------------------------------------------------
   Offering Price(1)     0.98%          3.90%           7.11%
   NAV(2)                5.99%          4.91%           7.65%
--------------------------------------------------------------------


----------------------------------------------------------------------
              WITHOUT MAXIMUM     WITH MAXIMUM     LEHMAN MUNICIPAL
               SALES CHARGE       SALES CHARGE        BOND INDEX
----------------------------------------------------------------------
 MAR 1989          10000              9525               10000
----------------------------------------------------------------------
 DEC 1989       10713.26          10202.96               11005
----------------------------------------------------------------------
 DEC 1990       11370.08           10828.4               11807
----------------------------------------------------------------------
 DEC 1991       12801.91          12191.95               13242
----------------------------------------------------------------------
 DEC 1992       14164.81             13490               14409
----------------------------------------------------------------------
 DEC 1993       16185.31          15414.63               14178
----------------------------------------------------------------------
 DEC 1994       14868.34          14160.46               15340
----------------------------------------------------------------------
 DEC 1995       17123.39           16308.2               18018
----------------------------------------------------------------------
 DEC 1996       17807.07          16959.32               18817
----------------------------------------------------------------------
 DEC 1997        19403.5          18479.82               20551
----------------------------------------------------------------------
 DEC 1998       20566.37          19587.44               21881
----------------------------------------------------------------------



Past performance is not predictive of future performance. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) Includes the maximum sales charge of 4.75%
(2) Excludes the maximum sales charge of 4.75%

The above illustration compares a $10,000 investment in the New York Tax-Free Bond Fund on March 21, 1989 (date of inception), to a $10,000 investment in the Lehman Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested.

The Fund's performance takes into account all applicable fees and expenses and would have been lower had certain expenses not been reduced. The Lehman Municipal Bond Index is a widely accepted unmanaged index of overall municipal bond market performance and does not take into account charges, fees and other expenses.

Board of Trustees


JOHN P. PFANN*          Chairman and President, JPP Equities, Inc.

WOLFE J. FRANKL*        Former Director, North America, Berlin Economic
                        Development Corporation

HARALD PAUMGARTEN       President, Paumgarten and Company

ROBERT A. ROBINSON*     Trustee, Henrietta and B. Frederick H. Bugher
                        Foundation

RICHARD J. LOOS         Vice Chairman Emeritus


*Member of the Audit and Nominating Committees

--------------------------------------------------------------------------------

Officers

WALTER B. GRIMM         President

ERIC F. ALMQUIST        Senior Vice President

ANTHONY J. FISCHER      Vice President

CHARLES L. BOOTH        Vice President

PAUL KANE               Assistant Treasurer

STEVEN R. HOWARD        Secretary

ALAINA V. METZ          Assistant Secretary

ROBERT L. TUCH          Assistant Secretary

Schedule of Portfolio Investments as of December 31, 1998

                             GROWTH AND INCOME FUND

                                  Security                             Market
  Shares                         Description                           Value
 ---------                       -----------                        ------------
 COMMON STOCKS (99.1%):
 Airlines (0.7%):
    35,500 Southwest Airlines Co.................................   $    796,531
                                                                    ------------
 Automotive (1.5%):
    18,300 Ford Motor Co.........................................      1,073,981
    12,800 Lear Corp. (b)........................................        492,800
                                                                    ------------
                                                                       1,566,781
                                                                    ------------
 Banking (9.6%):
    39,600 Bank Of New York Co., Inc.............................      1,593,900
    21,830 Bank One Corp.........................................      1,114,694
    38,061 BankAmerica Corp......................................      2,288,416
    14,000 Chase Manhattan Corp..................................        952,875
    31,000 First Union Corp......................................      1,885,188
    24,500 U.S. Bancorp..........................................        869,750
    35,300 Wells Fargo Co........................................      1,409,794
                                                                    ------------
                                                                      10,114,617
                                                                    ------------
 Beverages (2.5%):
    23,100 Coca-Cola Co..........................................      1,544,812
    26,500 PepsiCo, Inc..........................................      1,084,844
                                                                    ------------
                                                                       2,629,656
                                                                    ------------
 Brewery (0.4%):
     5,900 Anheuser-Busch Co., Inc...............................        387,188
                                                                    ------------
 Chemicals (1.5%):
    22,300 Air Products & Chemicals, Inc.........................        892,000
    14,000 E.I. du Pont de Nemours & Co..........................        742,875
                                                                    ------------
                                                                       1,634,875
                                                                    ------------
 Computer Software (5.6%):
    23,500 BMC Software, Inc.(b).................................      1,047,219
    27,370 Cadence Design Systems, Inc...........................        814,258
    29,300 Microsoft Corp.(b)....................................      4,063,543
                                                                    ------------
                                                                       5,925,020
                                                                    ------------
 Computers & Peripherals (12.0%):
    28,275 Cisco Systems, Inc.(b)................................      2,624,272
    23,000 Compaq Computer Corp..................................        964,563
    18,200 Dell Computer Corp.(b)................................      1,332,013

                             GROWTH AND INCOME FUND

                                  Security                             Market
  Shares                         Description                           Value
 ---------                       -----------                        ------------
 COMMON STOCKS (continued)
 Computers & Peripherals (continued)
    22,372 EMC Corp..............................................   $  1,901,619
    19,900 Intel Corp............................................      2,359,393
     4,610 International Business Machines Corp..................        851,698
    20,900 Sun Microsystems, Inc.(b).............................      1,789,563
    24,100 Unisys Corp...........................................        829,944
                                                                    ------------
                                                                      12,653,065
                                                                    ------------
 Consumer Goods & Services (5.1%):
     5,600 Clorox Co.............................................        654,150
    27,500 Maytag Corp...........................................      1,711,875
    26,700 Philip Morris Cos., Inc...............................      1,428,450
    17,500 Procter & Gamble Co...................................      1,597,969
                                                                    ------------
                                                                       5,392,444
                                                                    ------------
 Diversified (5.0%):
    37,500 General Electric Co...................................      3,827,344
    19,700 Tyco International....................................      1,486,119
                                                                    ------------
                                                                       5,313,463
                                                                    ------------
 Electric Utility (2.3%):
    17,300 Duke Energy Corp......................................      1,108,281
    10,200 FPL Group, Inc........................................        628,575
    16,400 Public Service Enterprise Group, Inc..................        656,000
                                                                    ------------
                                                                       2,392,856
                                                                    ------------
 Environmental Services (0.6%):
    14,400 Waste Management, Inc.................................        671,400
                                                                    ------------
 Financial Services (5.8%):
     4,400 American Express Co...................................        449,900
    45,000 Citigroup Inc.........................................      2,227,500
    26,900 Fannie Mae............................................      1,990,600
    19,800 MBNA Corp.............................................        493,763
     4,900 Morgan Stanley Dean Witter & Co.......................        347,900
    16,300 Washington Mutual, Inc................................        622,456
                                                                    ------------
                                                                       6,132,119
                                                                    ------------

                             GROWTH AND INCOME FUND

                                  Security                             Market
  Shares                         Description                           Value
 ---------                       -----------                        ------------
 COMMON STOCKS (continued)
 Food Products & Services (2.5%):
    19,900 H.J. Heinz Co.........................................   $  1,126,838
    25,600 Safeway, Inc.(b)......................................      1,560,000
                                                                    ------------
                                                                       2,686,838
                                                                    ------------
 Health Care (2.1%):
    26,700 Johnson & Johnson.....................................      2,239,463
                                                                    ------------
 Insurance (1.5%):
     8,720 Allstate Corp.........................................        336,810
    13,500 American International Group, Inc.....................      1,304,438
                                                                    ------------
                                                                       1,641,248
                                                                    ------------
 Internet Software (0.3%):
     2,300 America Online, Inc. (b)..............................        368,000
                                                                    ------------
 Machinery & Equipment (0.8%):
    19,100 Ingersoll-Rand Co.....................................        896,506
                                                                    ------------
 Medical-Hospital Management & Services (1.0%):
    41,300 Tenet Healthcare Corp.(b).............................      1,084,125
                                                                    ------------
 Office Equipment & Services (1.0%):
     9,400 Xerox Corp............................................      1,109,200
                                                                    ------------
 Oil & Gas Exploration, Production, and Services (5.8%):
    17,500 Chevron Corp..........................................      1,451,406
    19,800 Enron Corp............................................      1,129,838
    30,000 Exxon Corp............................................      2,193,750
     9,000 Schlumberger Ltd......................................        415,125
    18,600 Texaco, Inc...........................................        983,475
                                                                    ------------
                                                                       6,173,594
                                                                    ------------
 Paper Products (0.8%):
    18,900 International Paper Co................................        846,956
                                                                    ------------
 Pharmaceuticals (9.0%):
    29,700 American Home Products Corp...........................      1,672,481
    11,400 Bristol-Myers Squibb Co...............................      1,525,463
    13,000 Merck & Co., Inc......................................      1,919,937
    14,000 Pfizer, Inc...........................................      1,756,125

                             GROWTH AND INCOME FUND

                                  Security                             Market
  Shares                         Description                           Value
 ---------                       -----------                        ------------
 COMMON STOCKS (continued)
 Pharmaceuticals (continued)
    22,600 Schering-Plough Corp..................................   $  1,248,650
    19,000 Warner-Lambert Co.....................................      1,428,563
                                                                    ------------
                                                                       9,551,219
                                                                    ------------
 Printing & Publishing (1.2%):
    20,000 Time Warner, Inc......................................      1,241,250
                                                                    ------------
 Radio (0.7%):
    14,200 Clear Channel Communications Inc.(b)..................        773,900
                                                                    ------------
 Retail Stores (8.8%):
    24,300 Gap, Inc..............................................      1,366,875
    42,300 Home Depot, Inc.......................................      2,588,231
    25,900 Rite Aid Corp.........................................      1,283,669
    24,800 Tandy Corp............................................      1,021,450
    23,432 TJX Cos., Inc.........................................        679,528
    29,150 Wal-Mart Stores, Inc..................................      2,373,903
                                                                    ------------
                                                                       9,313,656
                                                                    ------------
 Telecommunications (9.4%):
    14,100 Ameritech Corp........................................        893,588
    24,100 AT&T Corp.............................................      1,813,525
     8,600 Bell Atlantic Corp....................................        455,800
    22,400 Bellsouth Corp........................................      1,117,200
     7,900 Lucent Technologies, Inc..............................        869,000
    45,009 MCI Worldcom Inc.(b)..................................      3,229,395
    30,400 SBC Communications, Inc...............................      1,630,200
                                                                    ------------
                                                                      10,008,708
                                                                    ------------
 Utilities (1.6)%:
    16,800 GTE Corp..............................................      1,092,000
    14,000 MediaOne Group, Inc.(b)...............................        658,000
                                                                    ------------
                                                                       1,750,000
                                                                    ------------
           Total Common Stocks (Cost - $76,790,903)..............    105,294,678
                                                                    ------------

                            GROWTH AND INCOME FUND

                                 Security                            Market
  Shares                        Description                          Value
 ---------                      -----------                       ------------
 OPEN END INVESTMENT COMPANIES (1.1%):
 1,147,000 Provident Institutional Temporary Investment Fund...   $  1,147,000
                                                                  ------------
           Total Open End Investment Companies (Cost-
            $1,147,000)........................................      1,147,000
                                                                  ------------
           TOTAL INVESTMENTS (Cost $77,937,903)(a) (100.2%)....    106,441,678
           LIABILITIES IN EXCESS OF OTHER ASSETS (0.2)%........       (174,738)
                                                                  ------------
           TOTAL NET ASSETS (100.0%)...........................   $106,266,940
                                                                  ============
 SCHEDULE OF OPTIONS WRITTEN
  Shares                                                             Value
 ---------                                                        ------------
           Pfizer, Inc., $120, 1/16/99 (Premium received
    70,000  $23,415)...........................................   $     48,125
                                                                  ------------
           TOTAL OPTIONS WRITTEN OUTSTANDING AT END OF YEAR....   $     48,125
                                                                  ============

--------
Percentages indicated are based on net assets of $106,266,940.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax purposes of $4,941. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation........................................  $30,150,898
   Unrealized depreciation........................................   (1,652,064)
                                                                    -----------
   Net unrealized appreciation....................................  $28,498,834
                                                                    ===========

(b) Represents non-income producing security.

See Notes to Financial Statements.

Schedule of Portfolio Investments as of December 31, 1998

                               FIXED INCOME FUND

                                                  Maturity Principal    Market
                                           Rate     Date     Amount      Value
                                           ----   -------- ---------- -----------
CORPORATE BONDS (54.4%):
 Aerospace & Defense (4.8%):
  Lockheed Martin Corp. (Guaranteed by
   Lockheed Martin Tactical Systems,
   Inc.)..................................  6.85%  5/15/01 $2,500,000 $ 2,580,038
                                                                      -----------
 Banking (13.8%):
  Provident Bank..........................  6.13  12/15/00  2,500,000   2,524,637
  BankAmerica Corp........................  7.88   12/1/02  2,500,000   2,708,567
  ABN Amro Bank N.V. .....................  7.13   6/18/07  2,000,000   2,150,538
                                                                      -----------
                                                                        7,383,742
                                                                      -----------
 Electric Utility (13.5%):
  Columbus Southern Power Company
   (American
   Electric Power)........................  7.25   10/1/02  2,500,000   2,629,099
  Israel Electric Corp., Ltd. ............  7.13   7/15/05  2,500,000   2,561,973
  Commonwealth Edison.....................  6.95   7/15/18  2,000,000   2,080,766
                                                                      -----------
                                                                        7,271,838
                                                                      -----------
 Entertainment (1.0%):
  Walt Disney Co., Series A...............  6.38   3/30/01    500,000     515,061
                                                                      -----------
 Financial Services (9.7%):
  American Express Credit Corp............  6.13   6/15/00  2,000,000   2,020,736
  Chase Manhattan Grantor Trust, Series
   1996-A,
   Class A, ABS...........................  5.20   2/15/02    543,386     543,658
  Associates Corp. NA.....................  5.75   11/1/03  1,500,000   1,510,715
  Travelers Property Casualty Corp........  7.75   4/15/26  1,000,000   1,123,097
                                                                      -----------
                                                                        5,198,206
                                                                      -----------
 Telecommunications (11.6%):
  Lucent Technologies, Inc................  6.90   7/15/01  2,000,000   2,090,562
  New York Telephone......................  6.13   1/15/10  2,000,000   2,099,940
  MCI Communications......................  6.50   4/15/10  2,000,000   2,075,264
                                                                      -----------
                                                                        6,265,766
                                                                      -----------
   Total Corporate Bonds (Cost - $28,242,977).......................   29,214,651
                                                                      -----------
CANADIAN GOVERNMENT AGENCY OBLIGATIONS (0.7%):
  Export Development Corp., Debenture.....  8.13   8/10/99    380,000     386,128
                                                                      -----------
   Total Canadian Government Agency Obligations (Cost - $409,218)...      386,128
                                                                      -----------

                               FIXED INCOME FUND

                                                Maturity Principal    Market
                                          Rate    Date     Amount      Value
                                          ----  -------- ---------- -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS
 (24.2%):
 Fannie Mae (15.3%):
  Fannie Mae, Pool #310001............... 6.00%   9/1/00 $  948,633 $   941,221
  Fannie Mae, Series 1993-104, Class C,
   REMIC................................. 6.50   3/25/21  2,000,000   2,010,678
  Fannie Mae, Pool #250414............... 7.00   12/1/25  3,443,132   3,509,843
  Fannie Mae, Pool #343195............... 7.50    5/1/26  1,442,178   1,480,487
  Fannie Mae, Pool #343812............... 7.50    5/1/26    257,284     264,118
                                                                    -----------
                                                                      8,206,347
                                                                    -----------
 Freddie Mac (4.0%):
  Freddie Mac, Pool #220019.............. 7.75    1/1/02     63,688      64,634
  Freddie Mac, Gold Pool #D62926......... 6.50    8/1/25  2,099,834   2,112,958
                                                                    -----------
                                                                      2,177,592
                                                                    -----------
 Government National Mortgage Association
  (4.9%):
  Government National Mortgage
   Association, Pool #356578............. 7.50   6/15/23  2,580,770   2,660,724
                                                                    -----------
   Total U.S. Government Agency Obligations (Cost - $12,452,635)..   13,044,663
                                                                    -----------
U.S. GOVERNMENT OBLIGATIONS (10.8%):
 U.S. Treasury Bonds (6.5%):
  U.S. Treasury Bonds.................... 8.75   8/15/20  1,050,000   1,496,579
  U.S. Treasury Bonds.................... 6.63   2/15/27  1,700,000   2,010,781
                                                                    -----------
                                                                      3,507,360
                                                                    -----------
 U.S. Treasury Notes (4.3%):
  U.S. Treasury Notes.................... 5.50  12/31/00    550,000     559,110
  U.S. Treasury Notes.................... 7.88  11/15/04  1,500,000   1,737,657
                                                                    -----------
                                                                      2,296,767
                                                                    -----------
   Total U.S. Government Obligations (Cost - $5,421,094)..........    5,804,127
                                                                    -----------
MUNICIPAL OBLIGATIONS (9.0%):
  Oakland, California Pension Obligation,
   Subseries A
   (MBIA Insured)........................ 6.91  12/15/07  2,000,000   2,189,850
  Puerto Rico Electric Power Authority... 5.00    7/1/08  2,500,000   2,669,485
                                                                    -----------
   Total Municipal Obligations (Cost - $4,611,850)................    4,859,335
                                                                    -----------

                               FIXED INCOME FUND

                                                         Market
                                               Shares     Value
                                               ------- -----------
OPEN END INVESTMENT COMPANIES (0.4%):
  Provident Institutional Temporary
   Investment Fund...........................  241,000 $   241,000
                                                       -----------
   Total Open End Investment Companies (Cost -
     $241,000).......................................      241,000
                                                       -----------
   TOTAL INVESTMENTS (Cost - $51,378,774)(a)
    (99.5%)..........................................   53,549,904
   OTHER ASSETS IN EXCESS OF LIABILITIES (0.5%)......      283,654
                                                       -----------
   TOTAL NET ASSETS (100.0%).........................  $53,833,558
                                                       ===========

--------
Percentages indicated are based on net assets of $53,833,558.

(a) Represents cost for financial reporting and federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation........................................ $2,196,734
     Unrealized depreciation........................................    (25,604)
                                                                     ----------
     Net unrealized appreciation.................................... $2,171,130
                                                                     ==========

ABS -- Asset Backed Security
MBIA -- Municipal Bond Insurance Association

See Notes to Financial Statements.

Schedule of Portfolio Investments as of December 31, 1998

                          NEW YORK TAX-FREE BOND FUND

                                                 Maturity Principal   Market
                                           Rate    Date    Amount      Value
                                           ----  -------- --------- -----------
MUNICIPAL BONDS (98.5%):
 New York (98.5%)
  Albany County Airport Authority, Airport
   Revenue, AMT (FSA Insured), Callable
   12/15/07 @ 102......................... 5.50% 12/15/19 $ 750,000 $   779,063
  Bethlehem Central School District, GO
   (AMBAC Insured)........................ 7.10   11/1/07   200,000     243,750
  Metropolitan Transportation Authority,
   Transportation Facilities Revenue,
   Series A (MBIA Insured), Callable
   7/1/07 @ 101.5......................... 5.63    7/1/25 1,200,000   1,266,000
  Monroe County, Series B, GO, Callable
   6/1/99 @ 101.5......................... 7.00    6/1/04    10,000      10,291
  New York City, Municipal Water Finance
   Authority, Water & Sewer System
   Revenue, Series A, Callable 6/15/06 @
   101.................................... 5.50   6/15/24 1,800,000   1,869,750
  New York City, Series A, GO, Callable
   8/15/01 @ 101.5........................ 7.75   8/15/04    20,000      22,175
  New York City, Series A, GO, Callable
   8/15/01 @ 101.5........................ 7.75   8/15/07   175,000     193,375
  New York City, Series A, GO, Prerefunded
   8/15/01 @ 101.5........................ 7.75   8/15/01   580,000     645,975
  New York City, Series A, GO, Prerefunded
   8/15/01 @ 101.5........................ 7.75   8/15/01   180,000     200,700
  New York City, Series B, GO............. 6.10   8/15/05 2,000,000   2,214,999
  New York City, Series B, GO, Callable
   2/1/02 @ 101.5......................... 7.50    2/1/07 1,000,000   1,111,250
  New York City, Series E, GO............. 6.50   2/15/06 2,000,000   2,264,999
  New York City, Series F, GO, Callable
   11/15/01 @ 101.5....................... 8.40  11/15/05    45,000      50,963
  New York City, Series F, GO, Prerefunded
   11/15/01 @ 101.5....................... 8.40  11/15/01   105,000     119,831
  New York City, Series G, GO............. 6.75    2/1/09 1,000,000   1,183,750
  New York City, Sub-Series B-2, GO (LOC-
   Morgan Guarantee Trust)*............... 5.00   8/15/19   300,000     300,000
  New York City, Transitional Financial
   Authority Revenue,
   Series A, Callable 8/15/07 @ 101....... 5.00   8/15/27 1,500,000   1,479,375
  New York City, Trust For Cultural
   Resources, Museum of Modern Art (AMBAC
   Insured) Prerefunded 1/1/02 @ 102...... 6.40    1/1/02   350,000     382,375
  New York State, Dormitory Authority
   Lease Revenue, Court Facilities,
   Westchester County..................... 5.00    8/1/08   750,000     797,813
  New York State, Dormitory Authority,
   Lease Revenue, Municipal Health
   Facilities Improvement Programs, Series
   1 (FSA Insured) Callable 1/15/09 @
   101.................................... 4.75   1/15/29 1,000,000     947,500
  New York State, Dormitory Authority,
   City University System Revenue, Series
   A (FGIC-TCRS Insured).................. 5.75    7/1/18 2,370,000   2,651,437
  New York State, Dormitory Authority,
   Mental Health Services Facilities
   Revenue, Series G (AMBAC Insured),
   Callable 8/15/08 @ 101................. 4.50   8/15/18 1,650,000   1,553,063
  New York State, Dormitory Authority,
   State University Education Facilities
   Revenue, Series A
   (MBIA-IBC Insured)..................... 5.88   5/15/11 1,500,000   1,702,500

                          NEW YORK TAX-FREE BOND FUND

                                                 Maturity Principal   Market
                                            Rate   Date    Amount      Value
                                            ---- -------- --------- -----------
MUNICIPAL BONDS (continued)
 New York (continued)
  New York State, Environmental Facilities
   Corp., Pollution Control Revenue, State
   Water, Series A, Callable
   6/15/01 @ 102........................... 7.00  6/15/12 $ 150,000 $   163,688
  New York State, Environmental Facilities
   Corp., Pollution Control Revenue, State
   Water, Series A, Prerefunded
   6/15/01 @ 102........................... 7.00  6/15/01   150,000     164,438
  New York State, Environmental Facilities
   Corp., Pollution Control Revenue, State
   Water, Series B, Callable
   3/15/99 @ 102........................... 7.50  3/15/11   250,000     256,943
  New York State, Environmental Facilities
   Corp., Pollution Control Revenue, State
   Water, Series C, Callable
   3/15/00 @ 102........................... 7.20  3/15/11   200,000     211,750
  New York State, Environmental Facilities
   Corp., Riverbank
   State Park Revenue, Prerefunded 4/01/02
   @ 102................................... 7.25   4/1/02 1,000,000   1,123,750
  New York State, Environmental Facilities
   Corp., Series B, Callable 6/15/08 @
   102..................................... 5.05  6/15/13   500,000     516,875
  New York State, Housing Finance Agency,
   Multifamily Mortgage Housing Revenue,
   Series A (FHA Insured) Callable
   8/15/02 @ 102........................... 7.00  8/15/22   900,000     976,500
  New York State, Medical Care Facilities
   Finance Agency, Adult Day Care Facility,
   Series A (SONYMA Insured) Callable
   11/15/05 @ 102.......................... 6.38 11/15/20 1,945,000   2,137,069
  New York State, Medical Care Facilities
   Finance Agency, Series A (FSA Insured)
   Callable 2/15/99 @ 101.................. 7.70  2/15/18    80,000      81,148
  New York State, Urban Development Corp.,
   Senior Lien, Corporate Purpose, Callable
   7/1/06 @ 102............................ 5.50   7/1/16 2,000,000   2,102,500
  Niagara Frontier Transportation
   Authority, Greater Buffalo International
   Airport Revenue, Series A, AMT (AMBAC
   Insured) Callable 4/1/04 @ 102.......... 6.13   4/1/14 2,400,000   2,609,999
  Syracuse, GO, Prerefunded 2/15/01 @ 102.. 6.70  2/15/01   300,000     323,625
  Triborough Bridge & Tunnel Authority,
   General Purpose Revenue, Series A, GO,
   Callable 1/1/07 @ 101................... 5.25   1/1/28   500,000     506,875
                                                                    -----------
   Total Municipal Bonds (Cost - $30,944,056)......................  33,166,094
                                                                    -----------

                          NEW YORK TAX-FREE BOND FUND

                                                         Market
                                               Shares     Value
                                               ------- -----------
OPEN-END INVESTMENT COMPANIES (0.3%):
 New York (0.3%):
  New York Money Fund........................  100,000 $   100,000
                                                       -----------
   Total Open-End Investment Companies (Cost -
     $100,000).......................................      100,000
                                                       -----------
   TOTAL INVESTMENTS (Cost - $31,044,056)(a)
    (98.8%)..........................................   33,266,094
   OTHER ASSETS IN EXCESS OF LIABILITIES (1.2%)......      401,945
                                                       -----------
   TOTAL NET ASSETS (100.0%).........................  $33,668,039
                                                       ===========

--------
Percentages indicated are based on net assets of $33,668,039.

(a) Represents cost for financial reporting purposes and federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation........................................ $2,269,748
     Unrealized depreciation........................................    (47,710)
                                                                     ----------
     Net unrealized appreciation.................................... $2,222,038
                                                                     ==========

* Variable rate security. Rate represents rate in effect at December 31, 1998. Date presented represents the next rate change date.

AMBAC - American Municipal Bond Assurance Corp.
AMT - Alternative Minimum Taxable Paper
FHA - Federal Housing Administration
FSA - Financial Security Assurance
GO - General Obligation
IBC - Insured Bond Certificate
LOC - Letter of Credit
MBIA - Municipal Bond Insurance Association
SONYMA - State of New York Mortgage Agency
TCRS - Transferable Custody Receipts

See Notes to Financial Statements.

Statement of Assets and Liabilities
As of December 31, 1998

                                           Growth        Fixed      New York
                                            and         Income      Tax-Free
                                        Income Fund      Fund       Bond Fund
                                        ------------  -----------  -----------
ASSETS:
 Investments in securities, at value
  (cost $77,937,903, $51,378,774,
  $31,044,056 respectively)............ $106,441,678  $53,549,904  $33,266,094
 Cash..................................          875          140           99
 Interest and dividends receivable.....       95,408      642,185      565,319
 Receivable for capital shares sold....          190           --           --
 Prepaid expenses......................        7,207        4,008        2,561
                                        ------------  -----------  -----------
Total Assets...........................  106,545,358   54,196,237   33,834,073
                                        ------------  -----------  -----------
LIABILITIES:
 Dividends payable.....................           --      251,229      128,451
 Payable to custodian..................       68,761           --           --
 Payable for capital shares redeemed...       49,241       50,000           --
 Option contracts written, at market
  value--
  Premiums received $23,415, $0, and $0
   respectively........................       48,125           --           --
 Accrued expenses and other payables:
  Investment advisory fees.............       47,880       25,498        7,222
  Administration fees..................        8,705        4,636        2,889
  Distribution fees....................           --           --        4,671
  Fund accounting and transfer agent
   fees................................        3,058        5,823        3,121
  Other liabilities....................       52,648       25,493       19,680
                                        ------------  -----------  -----------
Total Liabilities......................      278,418      362,679      166,034
                                        ------------  -----------  -----------
Net Assets............................. $106,266,940  $53,833,558  $33,668,039
                                        ============  ===========  ===========
COMPUTATION OF NET ASSET VALUE:
 Net assets............................ $106,266,940  $53,833,558  $33,668,039
 Shares of beneficial interest issued
  and outstanding ($0.001 par value per
  share, unlimited number of shares
  authorized)..........................    7,664,450    5,191,464    2,891,274
                                        ------------  -----------  -----------
 Net asset value....................... $      13.86  $     10.37  $     11.64
                                        ============  ===========  ===========
 Maximum sales charge..................         5.00%        4.75%        4.75%
 Maximum offering price (Net asset
  value/(100% - Maximum sales
  charge))............................. $      14.59  $     10.89  $     12.22
                                        ============  ===========  ===========
COMPOSITION OF NET ASSETS:
 Paid-in capital....................... $ 75,862,099  $53,369,683  $31,937,817
 Undistributed net investment income...           --       33,514           --
 Accumulated net realized gains
  (losses) from investment
  transactions.........................    1,925,776   (1,740,769)    (491,816)
 Net unrealized appreciation from
  investments..........................   28,479,065    2,171,130    2,222,038
                                        ------------  -----------  -----------
Net Assets............................. $106,266,940  $53,833,558  $33,668,039
                                        ============  ===========  ===========

See Notes to Financial Statements.

Statement of Operations
For the year ended December 31, 1998

                                             Growth       Fixed      New York
                                               and        Income     Tax-Free
                                           Income Fund     Fund     Bond Fund
                                           -----------  ----------  -----------
INVESTMENT INCOME:
 Interest................................. $    21,952  $3,598,511  $1,887,968
 Dividends................................   1,352,588      48,520      16,200
                                           -----------  ----------  ----------
Total Income..............................   1,374,540   3,647,031   1,904,168
                                           -----------  ----------  ----------
EXPENSES:
 Advisory fees............................     518,499     309,890     158,707
 Administration fees......................     141,409      84,516      52,902
 Co-administration and shareholder
  servicing fees..........................      65,991      39,440      24,688
 Distribution fees........................          --          --      55,834
 Custody fees.............................      20,110       7,098       6,797
 Fund accounting fees.....................       4,345       4,254       5,551
 Transfer agent fees......................      49,173      31,177      87,198
 Legal fees...............................      79,339      46,567      29,721
 Other expenses...........................      78,367      45,201      27,616
                                           -----------  ----------  ----------
Gross Expenses............................     957,233     568,143     449,014
 Less: Fee waivers........................    (113,154)    (67,630)   (112,870)
                                           -----------  ----------  ----------
Net Expenses..............................     844,079     500,513     336,144
                                           -----------  ----------  ----------
Net Investment Income.....................     530,461   3,146,518   1,568,024
                                           -----------  ----------  ----------
NET REALIZED/UNREALIZED GAINS (LOSSES)
FROM INVESTMENTS:
 Net realized gains from investment
  transactions............................   9,102,892   1,275,186     805,303
 Net change in unrealized
  appreciation/(depreciation)
  from investments........................  13,103,132      91,117    (300,037)
                                           -----------  ----------  ----------
 Net Realized/Unrealized Gains (Losses)
  from Investments........................  22,206,024   1,366,303     505,266
                                           -----------  ----------  ----------
 Change in Net Assets Resulting from
  Operations.............................. $22,736,485  $4,512,821  $2,073,290
                                           ===========  ==========  ==========

See Notes to Financial Statements.

Statement of Changes in Net Assets

                                                  Growth and Income Fund
                                            -----------------------------------
                                                 For the           For the
                                               year ended        year ended
                                            December 31, 1998 December 31, 1997
                                            ----------------- -----------------
From Investment Activities:
OPERATIONS:
 Net investment income.....................   $    530,461      $   1,301,839
 Net realized gains (losses) from
  investment transactions..................      9,102,892         40,637,112
 Net change in unrealized appreciation
  (depreciation) from investments..........     13,103,132         (4,934,551)
                                              ------------      -------------
 Change in net assets resulting from
  operations...............................     22,736,485         37,004,400
                                              ------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income................       (531,024)        (1,305,354)
 From net realized gain from investment
  transactions.............................    (12,216,636)       (36,862,753)
                                              ------------      -------------
 Change in net assets from shareholder
  distributions............................    (12,747,660)       (38,168,107)
                                              ------------      -------------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares issued...............     42,875,131         30,839,794
 Dividends reinvested......................     13,780,310            446,344
 Cost of shares redeemed...................    (15,572,070)      (115,615,426)
                                              ------------      -------------
 Change in net assets from capital share
  transactions.............................     41,083,371        (84,329,288)
                                              ------------      -------------
 Change in Net Assets......................     51,072,196        (85,492,995)
                                              ------------      -------------
NET ASSETS:
 Beginning of year.........................     55,194,744        140,687,739
                                              ------------      -------------
 End of year (including undistributed net
  investment income of $0, and
  $36,028, respectively)...................   $106,266,940      $  55,194,744
                                              ============      =============
SHARE TRANSACTIONS:
 Issued....................................      3,357,173          1,740,537
 Reinvested................................      1,009,942             26,099
 Redeemed..................................     (1,168,181)        (5,941,405)
                                              ------------      -------------
 Change in shares..........................      3,198,934         (4,174,769)
                                              ============      =============

See Notes to Financial Statememts.

Statement of Changes in Net Assets

                                       Fixed Income Fund              New York Tax-Free Bond Fund
                              ----------------------------------- -----------------------------------
                                   For the           For the           For the           For the
                                 year ended        year ended        year ended        year ended
                              December 31, 1998 December 31, 1997 December 31, 1998 December 31, 1997
                              ----------------- ----------------- ----------------- -----------------
From Investment Activities:
OPERATIONS:
 Net investment income......    $  3,146,518       $ 3,866,301       $ 1,568,024       $ 1,885,020
 Net realized gains (losses)
  from investment
  transactions..............       1,275,186          (421,712)          805,303           613,728
 Net change in unrealized
  appreciation
  (depreciation) from
  investments...............          91,117         1,841,223          (300,037)          850,123
                                ------------       -----------       -----------       -----------
 Change in net assets
  resulting from
  operations................       4,512,821         5,285,812         2,073,290         3,348,871
                                ------------       -----------       -----------       -----------
DISTRIBUTIONS TO
SHAREHOLDERS:
 From net investment
  income....................      (3,146,518)       (3,866,301)       (1,568,024)       (1,885,020)
                                ------------       -----------       -----------       -----------
 Change in net assets from
  shareholder distributions..     (3,146,518)       (3,866,301)       (1,568,024)       (1,885,020)
                                ------------       -----------       -----------       -----------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares
  issued....................       9,201,178        10,843,888         1,667,644         2,112,149
 Dividends reinvested.......          54,313            68,234           904,671         1,114,438
 Cost of shares redeemed....     (18,190,514)      (55,804,404)       (6,933,516)       (9,141,149)
                                ------------       -----------       -----------       -----------
 Change in net assets from
  capital
  share transactions........      (8,935,023)      (44,892,282)       (4,361,201)       (5,914,562)
                                ------------       -----------       -----------       -----------
 Change in Net Assets.......      (7,568,720)      (43,472,771)       (3,855,935)       (4,450,711)
                                ------------       -----------       -----------       -----------
NET ASSETS:
 Beginning of year..........      61,402,278       104,875,049        37,523,974        41,974,685
                                ------------       -----------       -----------       -----------
 End of year (including
  undistributed net
  investment income of
  $33,514, $14,033, $0,
  and $0, respectively).....    $ 53,833,558       $61,402,278       $33,668,039       $37,523,974
                                ============       ===========       ===========       ===========
SHARE TRANSACTIONS:
 Issued.....................         902,978         1,101,997           144,518           188,254
 Reinvested.................           5,316             6,909            78,329           100,156
 Redeemed...................      (1,784,806)       (5,649,518)         (601,146)         (818,395)
                                ------------       -----------       -----------       -----------
 Change in shares...........        (876,512)       (4,540,612)         (378,299)         (529,985)
                                ============       ===========       ===========       ===========

See Notes to Financial Statememts.

Notes to Financial Statements


1.Organization

  HSBC Mutual Funds Trust (the "Trust") was organized on November 1, 1989 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company with multiple investment portfolios, including the Growth and Income Fund, Fixed Income Fund, and New York Tax-Free Bond Fund (herein referred collectively as the "Funds").

  The investment objectives and policies are as follows:

   Growth and Income Fund--      To provide investors with long-term growth of capital and
                                 current income by investing primarily in common stocks,
                                 preferred stocks and securities convertible into or with
                                 rights to purchase common stocks ("equity securities").
   Fixed Income Fund--           Generation of high current income consistent with
                                 appreciation of capital by investing primarily in notes,
                                 bonds, debentures and other fixed income securities.
   New York Tax-Free Bond        To provide investors with as high a level of current
    Fund--                       income exempt from federal, New York State and New York
                                 City income taxes as is consistent with relative
                                 stability of capital.

2.Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  Securities Valuation: Investments in equity securities traded on an exchange are valued at the last quoted sales price on a given day, or if a sale is not reported for that day, at the mean between the most recent bid and ask prices. The bid price is used when no ask price is available. Debt securities for which market quotations are readily available are valued at the quoted bid price. Debt securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with guidelines which have been adopted by the Board of Trustees. Such procedures include the use of independent pricing services which use prices based on yields or prices of securities of comparable quality, coupon, maturity and type, indicators as to value from dealers and general market conditions. Investments in open-end investment companies are valued at their net asset value as reported by such investment companies. Short-term obligations having maturities of 60 days or less are valued at amortized cost which approximates market value.

  Taxes: It is each Fund's policy to continue to comply with the provisions of the Internal Revenue Code, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income and net realized capital gains, if any, to its shareholders for each taxable year. Therefore, no provision is required for federal income tax.

  For federal income tax purposes, the following Funds have capital loss carryforwards as of December 31, 1998, which are available to offset future gains, if any:

                                                               Amount   Expires
                                                             ---------- --------
   Fixed Income Fund........................................ $1,377,020   2004
                                                                363,749   2005
                                                             ----------
                                                             $1,740,769
                                                             ==========
   New York Tax-Free Bond Fund.............................. $  486,136   2003
                                                                  5,680   2005
                                                             ----------
                                                             $  491,816
                                                             ==========

  Dividends and Distributions: The Growth and Income Fund intends to declare and pay, as a semi-annual dividend, substantially all of its net investment income. The Fixed Income and New York Tax-Free Bond Funds intend to declare as a dividend substantially all of its net investment income at the end of each business day and to pay within five business days after the end of each month. Net capital gains for all three Funds, if any, are distributed at least annually.

  Dividends and distributions are recorded by the Funds on the ex-dividend date. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations that may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

  As of December 31, 1998, the following reclassifications have been made to increase (decrease) the indicated accounts:

                                                           Accumulated Net
                                     Undistributed Net Realized Gains/(Losses)
                                     Investment Income    on Investments
                                     ----------------- -----------------------
   Growth and Income Fund...........     $(35,465)             $35,465
   Fixed Income Fund................       19,481              (19,481)

  Security Transactions and Related Income: Security transactions are recorded on trade date. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the acrual basis and includes, where applicable, discount and premium.

  Expense Allocation: Expenses directly attributed to each Fund in the Trust are charged to that Fund's operations; expenses which are applicable to all Funds are allocated among them on the basis of relative net assets or another appropriate basis.

  Options Writing: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

3.Portfolio Securities

  Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1998 were as follows:

                                                         Purchases     Sales
                                                        ----------- -----------
   Growth and Income Fund.............................. $84,648,643 $75,293,801
   Fixed Income Fund...................................  38,647,464  46,458,144
   New York Tax-Free Bond Fund.........................  19,484,322  21,773,512

4.Related Party Transactions

  The Trust retains HSBC Asset Management Americas Inc. to act as Investment Adviser for the Fund. HSBC Asset Management Americas Inc. is the North American investment management affiliate of HSBC Holdings plc (Hong Kong and Shanghai Banking Corporation). As Investment Adviser, HSBC Asset Management Americas Inc. furnishes investment guidance and policy direction in connection with the management of the investment portfolios of the Funds, subject to policies established by the Board of Trustees. As compensation for its services, HSBC Asset Management Americas Inc. is paid monthly advisory fees at the following annual rates:

                                                                         Advisory Fee Rate
                                                                   ------------------------------
                                                                   Growth and Income Fixed Income
   Portion of Each Fund's Average Daily Net Assets                       Fund            Fund
   -----------------------------------------------                 ----------------- ------------
   Up to $400 million.............................................      0.550%          0.550%
   In excess of $400 million but not exceeding $800 million.......      0.505%          0.505%
   In excess of $800 million but not exceeding $1.2 billion.......      0.460%          0.460%
   In excess of $1.2 billion but not exceeding $1.6 billion.......      0.415%          0.415%
   In excess of $1.6 billion but not exceeding $2.0 billion.......      0.370%          0.370%
   In excess of $2.0 billion......................................      0.315%          0.315%

                                                                             Advisory Fee Rate
                                                                             -----------------
                                                                                 New York
                                                                               Tax-Free Bond
   Portion of the Fund's Average Daily Net Assets                                  Fund
   ----------------------------------------------                            -----------------
   Up to $300 million.......................................................      0.450%
   In excess of $300 million but not exceeding $600 million.................      0.420%
   In excess of $600 million but not exceeding $1.0 billion.................      0.385%
   In excess of $1.0 billion but not exceeding $1.5 billion.................      0.350%
   In excess of $1.5 billion but not exceeding $2.0 billion.................      0.315%
   In excess of $2.0 billion................................................      0.280%

  The Fund may enter into agreements (the "Service Agreements") with certain banks, financial institutions and corporations ("Service Organizations") whereby each Service Organization provides recordkeeping and certain administration services for its customers who invest in the Funds through accounts maintained at that Service Organization. Each Service Organization will receive monthly payments for the performance of its service under the Service Agreement. The payments from the Funds on an annual basis will not exceed 0.35% of the average value of the Funds' shares held in the subaccounts of the Service Organizations. During the year ended December 31, 1998, the Funds did not participate in any service agreement.

  BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership, is a subsidiary of The BISYS Group, Inc. BISYS, with whom certain officers are affiliated, serves the Trust as distributor, administrator, transfer agent and fund accountant. Such officers are not paid any fees directly by the Funds for serving as officers of the Trust.

                                                                 Administration
   Portion of Each Fund's Average Daily Net Assets                  Fee Rate
   -----------------------------------------------               --------------
   Up to $200 million...........................................     0.150%
   In excess of $200 million but not exceeding $400 million.....     0.125%
   In excess of $400 million but not exceeding $600 million.....     0.100%
   In excess of $600 million....................................     0.080%

  HSBC Asset Management Inc. earned co-administration and shareholder servicer assistance fees of 0.07% of each Fund's average net assets.

  For the period ended December 31, 1998, fee waivers and voluntary reimbursements for the Funds were:

                                                                Co-Administration
                                                                 and Shareholder
                              Investment                       Servicer Assistance
                             Advisory Fees Administration Fees        Fees
                             ------------- ------------------- -------------------
   Growth and Income Fund..     $    --          $47,163             $65,991
   Fixed Income Fund.......          --           28,190              39,440
   New York Tax-Free Bond
    Fund...................      70,537           17,645              24,688

  The Funds have adopted a Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 of the 1940 Act. The Plan provides for a monthly payment by the Fund to BISYS Fund Services for expenses incurred in connection with distribution services provided to the Fund not to exceed an annual rate of 0.35% (0.50% for Growth and Income Fund) of each Fund's average net assets during the preceding month. As distributor, BISYS is entitled to receive commissions on sales of shares of the Funds. For the year ended December 31, 1998, the total commission BISYS received, retained, and reallowed to affiliated broker/dealers of the Funds are as follow:

                                                                    Commissions
                                                       Commissions Reallowed to
                                              Total    Retained by  Affiliated
                                           Commissions    BISYS    Broker/Dealer
                                           ----------- ----------- -------------
   Growth and Income Fund.................   $ 4,145     $1,008       $ 3,137
   Fixed Income Fund......................       665        542           123
   New York Tax-Free Bond Fund............    24,860      2,835        22,025
                                             -------     ------       -------
                                             $29,670     $4,385       $25,285
                                             =======     ======       =======

  A partner of the Trust's legal counsel served as Secretary of the Trust. Baker & McKenzie served as legal counsel until April 2, 1998. Paul, Weiss, Rifkind, Wharton and Garrison assumed the role of legal counsel as of April 3, 1998. For the year ended December 31, 1998, legal fees incurred by the Funds totaled $79,339 for the Growth and Income Fund, $46,567 for the Fixed Income Fund and $29,721 for the New York Tax-Free Bond Fund, respectively.

5.Options Written

  The Growth and Income Fund may seek to earn premiums by writing covered call options against some of the securities in its portfolio. A call option is "covered" if the Fund owns the underlying securities covered by the call. The purchaser of the call option obtains the right to acquire these securities at a fixed price (which may be less than, the same as, or greater than the current market price of such securities) during a specific period of time. Until an option lapses or is canceled by a closing transaction, the maximum sales price the Fund can realize on the underlying security is limited to the strike price. The Fund continues to bear the risk of a decline in the market price of the security during the option period, although the decline in value would be mitigated by the amount of the premium received for the call. The aggregate value of the securities subject to options written by the Fund may not exceeded 25% of the value of the Fund's net assets.

  The following is a summary of written call option activity for the year ended December 31, 1998 by the Growth and Income Fund:

                                                                Call Options
                                                             ------------------
                                                             Number of
                                                             Contracts Premiums
                                                             --------- --------
   Balance at beginning of year.............................      --   $     --
   Options written..........................................   2,069    486,155
   Options closed...........................................   1,749    390,375
   Options expired..........................................     250     72,365
                                                               -----   --------
   Options outstanding at end of year.......................      70   $ 23,415
                                                               =====   ========

6.Concentration of Credit Risk

  The New York Tax-Free Bond Fund invests primarily in debt obligations issued by the State of New York and its respective political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to economic and political factors adversely affecting issuers of New York specific municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent.

7.Federal Income Tax Information (Unaudited)

  Federal income tax information for the taxable year ended December 31, 1998 was as follows:

                                                        Long Term    Dividends
                                           Tax-Exempt  Capital Gain   Received
                                          Distribution Distribution Deduction %
                                          ------------ ------------ ------------
   Growth and Income Fund................  $      --   $10,760,080     45.25%
   New York Tax-Free Bond Fund...........  1,572,960            --        --

FINANCIAL HIGHLIGHTS

                            GROWTH AND INCOME FUND

                                     For the Year Ended December 31,
                                ----------------------------------------------
                                  1998     1997       1996     1995     1994
                                --------  -------   --------  -------  -------
Net Asset Value, Beginning of
 Year.........................  $  12.36  $ 16.28   $  14.77  $ 11.93  $ 12.87
                                --------  -------   --------  -------  -------
Investment Activities
 Net investment income........      0.07     0.18       0.18     0.30     0.29
 Net realized and unrealized
  gains (losses) from
  investment transactions.....      3.23     4.28**     2.46     3.64    (0.67)
                                --------  -------   --------  -------  -------
 Total from Investment
  Activities..................      3.30     4.46       2.64     3.94    (0.38)
                                --------  -------   --------  -------  -------
Distributions
 From net investment income...     (0.08)   (0.19)     (0.18)   (0.30)   (0.29)
 From net realized gains......     (1.72)   (8.19)     (0.95)   (0.80)   (0.15)
 In excess of net realized
  gains.......................        --       --         --       --    (0.12)
                                --------  -------   --------  -------  -------
 Total Distributions..........     (1.80)   (8.38)     (1.13)   (1.10)   (0.56)
                                --------  -------   --------  -------  -------
Net Asset Value, End of Year..  $  13.86  $ 12.36   $  16.28  $ 14.77  $ 11.93
                                ========  =======   ========  =======  =======
Total Return (excludes sales
 or redemption charges).......     26.97%   27.42%     17.90%   33.11%   (2.97)%
Ratios/Supplemental Data:
 Net Assets at end of
  period (000)................  $106,267  $55,195   $140,688  $66,062  $64,999
 Ratio of expenses to average
  net assets..................      0.89%    0.83%      0.85%    0.94%    0.78%
 Ratio of net investment
  income to average net
  assets......................      0.58%    0.95%      1.43%    2.06%    2.25%
 Ratio of expenses to average
  net assets*.................      1.01%    0.95%      0.96%    0.97%    0.86%
 Portfolio Turnover Rate......     82.19%   69.07%     61.68%   52.77%   23.31%

--------
 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
** In addition to the net realized and unrealized gains from investment transactions, this amount includes a decrease in net asset value per share resulting from the timing of issuances and redemptions of Fund shares in relation to fluctuating market values for the portfolio.

FINANCIAL HIGHLIGHTS

                               FIXED INCOME FUND

                                     For the Year Ended December 31,
                                 --------------------------------------------
                                  1998     1997      1996     1995     1994
                                 -------  -------  --------  -------  -------
Net Asset Value, Beginning of
 Year........................... $ 10.12  $  9.89  $  10.28  $  9.35  $ 10.13
                                 -------  -------  --------  -------  -------
Investment Activities
 Net investment income..........    0.57     0.59      0.59     0.59     0.59
 Net realized and unrealized
  gains (losses) from
  investments...................    0.25     0.23     (0.39)    0.93    (0.78)
                                 -------  -------  --------  -------  -------
 Total from Investment
  Activities....................    0.82     0.82      0.20     1.52    (0.19)
                                 -------  -------  --------  -------  -------
Distributions
 From net investment income.....   (0.57)   (0.59)    (0.59)   (0.59)   (0.59)
 From net realized gains........      --       --        --       --       --
                                 -------  -------  --------  -------  -------
 Total Distributions............   (0.57)   (0.59)    (0.59)   (0.59)   (0.59)
                                 -------  -------  --------  -------  -------
Net Asset Value, End of Year.... $ 10.37  $ 10.12  $   9.89  $ 10.28  $  9.35
                                 =======  =======  ========  =======  =======
Total Return (excludes sales or
 redemption charges)............    8.33%    8.62%     2.11%   16.73%   (1.89)%
Ratios/Supplemental Data:
 Net Assets at end of
  period (000).................. $53,834  $61,402  $104,875  $99,942  $84,774
 Ratio of expenses to average
  net assets....................    0.89%    0.88%     0.88%    0.93%    0.77%
 Ratio of net investment income
  to average net assets.........    5.59%    6.00%     5.94%    6.03%    6.10%
 Ratio of expenses to average
  net assets*...................    1.01%    1.00%     0.98%    0.96%    0.86%
 Portfolio Turnover Rate........   71.05%   60.98%   156.05%   41.58%   63.96%

--------
* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

FINANCIAL HIGHLIGHTS

                          NEW YORK TAX-FREE BOND FUND

                                      For the Year Ended December 31,
                                  -------------------------------------------
                                   1998     1997     1996     1995     1994
                                  -------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Year............................ $ 11.48  $ 11.05  $ 11.17  $ 10.20  $ 11.70
                                  -------  -------  -------  -------  -------
Investment Activities
 Net investment income...........    0.51     0.53     0.55     0.54     0.53
 Net realized and unrealized
  gains (losses) from
  investments....................    0.16     0.43    (0.12)    0.97    (1.47)
                                  -------  -------  -------  -------  -------
 Total from Investment
  Activities.....................    0.67     0.96     0.43     1.51    (0.94)
                                  -------  -------  -------  -------  -------
Distributions
 From net investment income......   (0.51)   (0.53)   (0.55)   (0.54)   (0.53)
 From net realized gains.........      --       --       --       --    (0.03)
                                  -------  -------  -------  -------  -------
 Total Distributions.............   (0.51)   (0.53)   (0.55)   (0.54)   (0.56)
                                  -------  -------  -------  -------  -------
Net Asset Value, End of Year..... $ 11.64  $ 11.48  $ 11.05  $ 11.17  $ 10.20
                                  =======  =======  =======  =======  =======
Total Return (excludes sales or
 redemption charges).............    5.99%    8.97%    3.99%   15.17%   (8.13)%
Ratios/Supplemental Data:
 Net Assets at end of
  period (000)................... $33,668  $37,524  $41,975  $50,677  $50,711
 Ratio of expenses to average net
  assets.........................    0.96%    0.92%    0.91%    0.99%    0.84%
 Ratio of net investment income
  to average net assets..........    4.47%    4.79%    5.02%    5.07%    4.93%
 Ratio of expenses to average net
  assets*........................    1.28%    1.24%    1.21%    1.20%    1.10%
 Portfolio Turnover Rate.........   56.81%   35.64%   87.40%   24.43%  122.43%

--------
* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

Report of Independent Auditors


The Board of Trustees and Shareholders
HSBC Mutual Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments and options written, of the Growth and Income Fund, Fixed Income Fund, and New York Tax-Free Bond Fund (three of the portfolios comprising HSBC Mutual Funds Trust) as of December 31, 1998, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Growth and Income Fund, Fixed Income Fund, and New York Tax-Free Bond Fund at December 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                         Ernst & Young LLP

New York, New York
February 12, 1999

                                            HSBC Mutual Funds Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                        LOGO HSBC ASSET MANAGEMENT AMERICAS INC.
--------------------------------------------------------------------------------

                                            Growth and Income Fund
                                            Fixed Income Fund
                                            New York Tax-Free Bond Fund

HSBC/SM/ Mutual Funds Trust
3435 Stelzer Road
Columbus, Ohio 43219

Information:
(800) 634-2536

Investment Adviser
HSBC Asset Management Americas Inc.
140 Broadway (6th Floor)
New York, New York 10005-1180

Distributor, Administrator, Transfer Agent and Dividend Disbursing Agent
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219

Custodian
The Bank of New York
90 Washington Street
New York, New York 10286

Independent Auditors
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

Legal Counsel
Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of Americas
New York, New York 10019

This report is for the information of the shareholders of HSBC Mutual Funds Trust. Its use in connection with any offering of the Trust's shares is authorized only in the case of a concurrent or prior delivery of the Trust's current prospectus. Shares of the Funds are not an obligation of or guaranteed or endorsed by HSBC Holdings plc or its affiliates. In addition, such shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency and may involve investment risks, including the possible loss of principal.
                                                                            2/99
Annual Report
December 31, 1998

Managed by:
HSBC Asset Management Americas Inc.

Sponsored and distributed by:
BISYS Fund Services